                                Exhibit 99.2

                                                                EXECUTION COPY

                       MORTGAGE LOAN PURCHASE AGREEMENT

                                   between

                           EMC MORTGAGE CORPORATION

                           as Mortgage Loan Seller

                                     and

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                 as Purchaser

                                 Dated as of

                              September 30, 2004

                              TABLE OF CONTENTS
                                                                          Page
                                      i

Section 1.     Definitions...................................................2

Section 2.     Purchase and Sale of the Mortgage Loans and Related

Section 7.     Representations and Warranties of Mortgage Loan Seller
               Concerning the Mortgage Loans................................10

Section 8.     Representations and Warranties Concerning the Mortgage

Section 17.    Representations, Warranties and Agreements to Survive

                                      24

                       MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE LOAN PURCHASE AGREEMENT,  dated as of September 30, 2004, as amended and  supplemented by any and all amendments  hereto  (collectively, the  "Agreement"),  by  and  between  EMC  MORTGAGE  CORPORATION,  a  Delaware corporation  (the  "Mortgage  Loan  Seller")  and  STRUCTURED  ASSET  MORTGAGE
INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement, the  Mortgage  Loan  Seller  agrees  to  sell,  and the  Purchaser  agrees  to purchase,  certain  conventional,  first lien mortgage loans secured primarily by one- to  four-family  residential  properties  and  individual  condominium units (collectively,  the "Mortgage Loans") as described herein. The Purchaser has  established  MortgageIT  Trust 2004-1,  a Delaware  statutory  trust (the
"Issuer")  pursuant to a Trust  Agreement,  dated as of September 22, 2004, as amended and restated on September 30, 2004,  among the  Purchaser,  the Issuer and Wells Fargo Bank,  National  Association,  as  certificate  registrar  and certificate  paying agent. The Purchaser intends to sell the Mortgage Loans to the Issuer pursuant to a Sale and Servicing  Agreement,  dated as of September
30, 2004 among the Purchaser,  the Issuer, the Mortgage Loan Seller,  Deutsche
Bank National Trust Company,  as indenture  trustee (the "Indenture  Trustee")
and Wells Fargo Bank, National  Association,  as securities  administrator (in such capacity the "Securities  Administrator") and as master servicer (in such capacity the "Master Servicer").  The Issuer, pursuant to an Indenture,  dated as of September  30, 2004 (the  "Indenture")  among the Issuer,  the Indenture
Trustee  and the  Securities  Administrator,  intends to pledge  the  Mortgage
Loans to the  Indenture  Trustee and,  issue and transfer to the Purchaser the
MortgageIT  Trust  2004-1,   Mortgage-Backed  Notes,  Series  2004-1  and  the
Certificates  issued  pursuant to the Trust  Agreement  (the  "Certificates").
The  Certificates  will be  transferred  by the Purchaser to the Mortgage Loan
Seller  as  partial  consideration  for the sale of the  Mortgage  Loans.  The
Master  Servicer  will  master  service  the  Mortgage  Loans on behalf of the
Issuer,  pursuant to the Sale and Servicing  Agreement.  Primary  servicing of the  Mortgage  Loans  will be  provided  by  MortgageIT  Holdings,  Inc.  (the
"Servicer") pursuant to a Purchase,  Warranties and Servicing Agreement, dated as of September 1, 2004 (the  "MortgageIT  Servicing  Agreement")  between the
Mortgage  Loan  Seller and the  Servicer  which  (other  than with  respect to certain  rights of the  Mortgage  Loan Seller  against the  Servicer)  will be assigned to the Issuer on the Closing Date.

            The  Purchaser  has  filed  with  the   Securities   and  Exchange
Commission  (the  "Commission")  a registration  statement on Form S-3 (Number
333-115122) relating to its Mortgage-Backed  Notes and the offering of certain series thereof  (including  certain classes of the Notes) from time to time in accordance  with Rule 415 under the  Securities  Act of 1933, as amended,  and the  rules and  regulations  of the  Commission  promulgated  thereunder  (the
"Securities  Act").  Such  registration  statement,  when it became  effective under the Securities  Act, and the prospectus  relating to the public offering of certain classes of the Notes by the Purchaser (the "Public  Offering"),  as
each  may be  amended  or  supplemented  from  time  to time  pursuant  to the
Securities  Act or  otherwise,  are referred to herein as the  "Registration
Statement" and the  "Prospectus,"  respectively.  The "Prospectus  Supplement"
shall mean that supplement,  dated September 28, 2004 to the Prospectus, dated
May 14, 2004,  relating to certain  classes of the Notes.  With respect to the
Public Offering of certain classes of the Notes, the Purchaser,  Bear, Stearns
& Co. Inc. ("Bear Stearns") and UBS Securities LLC ("UBS";  together with Bear
Stearns,  the "Underwriters")  have entered into a terms agreement dated as of
September  28, 2004 to an  underwriting  agreement  dated  December  30, 2003, between the  Purchaser  and Bear Stearns  (collectively,  the  "Underwriting
Agreement").

            Now,  therefore,  in  consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1...Definitions.  Certain terms are defined herein.  Capitalized terms used  herein but not  defined  herein  shall have the  meanings  specified  in
Appendix A to the Indenture. The following other terms are defined as follows:

            Acquisition  Price:  Cash in an  amount  equal  to  $______  (plus
$______ in accrued interest)(1).

            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: September 30, 2004.

            Custodian: Deutsche Bank National Trust Company.

            Cut-off Date: September 1, 2004.

            Cut-off Date Balance: $811,228,608.17.

            Deleted  Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date:  With respect to each  Mortgage  Loan,  the date in each month on which its scheduled  payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following  month or such other date specified in the MortgageIT Servicing Agreement.

            Fannie Mae: The  Federal  National  Mortgage  Association,  or any
successor thereto.

            FHLMC:  The  Federal  Home  Loan  Mortgage  Corporation,   or  any
successor thereto.

            Master Servicer: Wells Fargo Bank, National Association.

            MERS:   Mortgage   Electronic   Registration   Systems,   Inc.,  a
corporation  organized  and existing  under the laws of the State of Delaware, or any successor thereto.

            MERS®  System:  The system of  recording  transfers  of  Mortgages electronically maintained by MERS.

            Moody's:  Moody's  Investors  Service,  Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust  creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional  documents required to be added to such documents pursuant to this Agreement.

            Mortgage  Interest  Rate:  The annual rate of interest  borne by a
Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Net Rate: For each Mortgage  Loan, the Mortgage  Interest Rate for such  Mortgage  Loan less the sum of the (x) Servicing Fee Rate and (y) Master
Servicing Fee Rate, in each case, expressed as a per annum rate.

            Opinion  of  Counsel:  A written  opinion of  counsel,  who may be counsel for the Mortgage Loan Seller or the Purchaser,  reasonably  acceptable to the Indenture Trustee.

            Person: Any legal person,  including any individual,  corporation,
partnership,   joint  venture,   association,   joint  stock  company,  trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

            Purchase  Price:  With  respect  to  any  Mortgage  Loan  (or  any property  acquired with respect  thereto)  required to be  repurchased  by the
Mortgage Loan Seller  pursuant to this  Agreement,  an amount equal to the sum of (i)(a) 100% of the Outstanding  Principal  Balance of such Mortgage Loan as of the date of repurchase (or if the related  Mortgaged  Property was acquired with respect thereto,  100% of the Outstanding  Principal  Balance at the date of the  acquisition),  plus (b) accrued but unpaid interest on the Outstanding
Principal  Balance  at  the  related  Mortgage  Interest  Rate,   through  and
including the last day of the month of repurchase,  plus (c) any  unreimbursed
Monthly  Advances and servicing  advances payable to the Servicer with respect to such  Mortgage Loan and (ii) any costs and damages (if any) incurred by the
Trust in connection  with any violation of such Mortgage Loan of any predatory lending laws.

            Rating  Agencies:  Standard & Poor's and  Moody's,  each a "Rating
Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written instrument creating a valid first lien on a  Mortgaged  Property  securing  a  Mortgage  Note,  which may be any applicable  form of mortgage,  deed of trust,  deed to secure debt or security deed, including any riders or addenda thereto.

            Standard & Poor's:  Standard & Poor's Rating Services,  a division of The McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage  Loan:  A  mortgage  loan  substituted  for a
Deleted  Mortgage  Loan,  which is  tendered to the  Indenture  Trustee or the
Custodian  on its behalf  pursuant to this  Agreement  and Section 2.04 of the
Sale and Servicing Agreement,  (i) which has an Outstanding  Principal Balance not greater nor  materially  less than the Mortgage Loan for which it is to be substituted;  (ii)  which has a Mortgage  Interest  Rate and Net Rate not less than, and not materially  greater than, such Mortgage Loan;  (iii) which has a maturity date not materially  earlier or later than such Mortgage Loan and not later than the latest  maturity  date of any Mortgage  Loan;  (iv) which is of the same  property type and occupancy  type as such Mortgage  Loan;  (v) which has a  Loan-to-Value  Ratio not greater than the  Loan-to-Value  Ratio of such
Mortgage  Loan;  (vi) which is current in payment of principal and interest as of the date of  substitution;  (vii) as to which the payment terms do not vary in any material  respect from the payment terms of the Mortgage Loan for which it is to be  substituted  and (viii) which has a Gross  Margin,  Periodic Rate
Cap and Maximum  Lifetime  Mortgage  Rate no less than those of such  Mortgage
Loan, has the same Index and interval  between  Interest  Adjustment  Dates as such Mortgage  Loan, and a Minimum  Lifetime  Mortgage Rate no lower than that of such Mortgage Loan. Upon such  substitution,  such mortgage loan shall be a
"Mortgage Loan" hereunder.

            Value:  The  value  of  the  Mortgaged  Property  at the  time  of origination of the related  Mortgage Loan,  such value being the lesser of (i)
the  value  of  such  property  set  forth  in an  appraisal  accepted  by the applicable  originator  of the  Mortgage  Loan or (ii) the sales price of such property at the time of origination.

--------
(1)    Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

Section 2...Purchase  and  Sale of the  Mortgage  Loans  and  Related  Rights.
(a)  Upon  satisfaction of the conditions set forth in Section 10 hereof,  the
Mortgage  Loan Seller  agrees to sell,  and the  Purchaser  agrees to purchase
Mortgage  Loans having an aggregate  outstanding  principal  balance as of the
Cut-off Date equal to the Cut-off Date Balance.

(b)   The  closing for the  purchase  and sale of the  Mortgage  Loans and the closing for the  issuance of the Notes will take place on the Closing  Date at the  office of the  Purchaser's  counsel  in New York,  New York or such other place as the parties shall agree.

(c)   Upon the  satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date,  the Purchaser  shall pay to the Mortgage Loan Seller the
Acquisition  Price for the Mortgage  Loans in immediately  available  funds by wire  transfer  to such  account or  accounts  as shall be  designated  by the
Mortgage  Loan  Seller  and  shall  deliver  the  Certificates  to,  or at the direction of, the Mortgage Loan Seller.

(d)   In addition to the  foregoing,  on the Closing  Date the  Mortgage  Loan
Seller  assigns to the Purchaser  all of its right,  title and interest in the
MortgageIT   Servicing   Agreement  (other  than  its  right  to  enforce  the
representations and warranties set forth therein).

Section 3...Mortgage  Loan  Schedules.  The  Mortgage  Loan  Seller  agrees to provide to the  Purchaser as of the date hereof a  preliminary  listing of the
Mortgage Loans (the  "Preliminary  Mortgage Loan Schedule")  setting forth the information  listed on Exhibit 2 to this Agreement with respect to each of the
Mortgage  Loans being sold by the Mortgage  Loan Seller.  If there are changes to the  Preliminary  Mortgage  Loan  Schedule,  the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final  schedule (the "Final
Mortgage Loan Schedule")  setting forth the information listed on Exhibit 2 to this  Agreement  with respect to each of the Mortgage  Loans being sold by the
Mortgage Loan Seller to the Purchaser.  The Final Mortgage Loan Schedule shall be delivered to the  Purchaser  on the Closing  Date,  shall be attached to an amendment to this  Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance  mutually  agreed to by the Mortgage
Loan Seller and the Purchaser  (the  "Amendment").  If there are no changes to
the  Preliminary  Mortgage  Loan  Schedule,   the  Preliminary  Mortgage  Loan
Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

Section 4...Mortgage Loan Transfer.

(a)   The Purchaser  will be entitled to all  scheduled  payments of principal and interest on the Mortgage  Loans due after the Cut-off Date  (regardless of when  actually  collected)  and all  payments  thereon,  other than  scheduled principal  and interest  due on or before the Cut-off Date but received  after the Cut-off  Date.  The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage  Loans due on or before the
Cut-off Date  (including  payments  collected  after the Cut-off Date) and all payments  thereon,  other than scheduled  principal and interest due after the
Cut-off  Date but  received  on or before the  Cut-off  Date.  Such  principal amounts and any interest  thereon  belonging  to the  Mortgage  Loan Seller as described  above will not be included in the aggregate  outstanding  principal balance  of the  Mortgage  Loans as of the  Cut-off  Date as set  forth on the
Final Mortgage Loan Schedule.

(b)   Pursuant to the Sale and Servicing  Agreement,  the Purchaser will sell, assign and transfer on the Closing  Date all of its right,  title and interest in and to the  Mortgage  Loans to the Issuer and,  pursuant to the  Indenture, the Issuer will assign all of its right,  title and  interest to the  Mortgage
Loans to the Indenture  Trustee for the benefit of the Noteholders,  to secure
the  Notes  issued  pursuant  to  the  Indenture.   In  connection  with  such
transfers and assignments of the Mortgage Loans,  the Mortgage Loan Seller has
delivered or will deliver or cause to be delivered to the  Indenture  Trustee, or the  Custodian on its behalf,  by the Closing Date or such later date as is agreed to by the  Purchaser  and the Mortgage Loan Seller (each of the Closing
Date and such later date is referred to as a "Mortgage  File Delivery  Date"), the  items  of each  Mortgage  File,  provided,  however,  that in lieu of the foregoing,  the  Mortgage  Loan Seller may deliver  the  following  documents, under the  circumstances set forth below: (w) in lieu of the original Security
Instrument  (including the Mortgage),  assignments to the Indenture Trustee or
intervening   assignments  thereof  which  have  been  delivered,   are  being
delivered  or will,  upon receipt of  recording  information  relating to such documents  required to be included thereon,  be delivered to recording offices for  recording  and have not been returned to the Mortgage Loan Seller in time to permit their  delivery as  specified  above,  the Mortgage  Loan Seller may deliver a true copy thereof with a certification  by the Mortgage Loan Seller, or its agent on its  behalf,  substantially  to the effect that such copy is a true  and  correct  copy  of  the  original;  (x)  in  lieu  of  the  Security
Instrument,  assignments to the Indenture  Trustee or intervening  assignments thereof,  if  the  applicable  jurisdiction  retains  the  originals  of  such documents  (as evidenced by a  certification  from the Mortgage Loan Seller to such  effect)  the  Mortgage  Loan  Seller  may  deliver  photocopies  of such documents  containing  an  original  certification  by the  judicial  or other
governmental   authority  of  the  jurisdiction   where  such  documents  were
recorded;  (y) in lieu of the Mortgage Notes  relating to the Mortgage  Loans, each  identified  in the list  delivered  by the  Purchaser  to the  Indenture
Trustee on the Closing  Date and  attached  hereto as Exhibit 5, the  Mortgage
Loan Seller may deliver lost note  affidavits and  indemnities of the Mortgage
Loan  Seller;  and (z) the  Mortgage  Loan  Seller  shall not be  required  to deliver  intervening  assignments  or Mortgage Note  endorsements  between the related  Underlying Seller and the Mortgage Loan Seller,  between the Mortgage
Loan  Seller  and the  Depositor,  between  the  Depositor  and the Issuer and between the Issuer and the Indenture Trustee;  and provided further,  however, that in the case of Mortgage  Loans which have been  prepaid in full after the
Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller,  in lieu of delivering the above  documents,  may deliver to the Indenture  Trustee and the  Custodian  a  certification  by the  Mortgage  Loan  Seller or the Master
Servicer to such effect and shall  deposit all amounts paid in respect of such
Mortgage  Loans in the  Master  Servicer  Collection  Account  on the  Closing
Date.  The  Mortgage  Loan  Seller  shall  deliver  such  original   documents
(including any original  documents as to which certified copies had previously been  delivered) or such certified  copies to the Indenture  Trustee  promptly after they are  received.  The  Mortgage  Loan Seller shall cause the Mortgage and  intervening  assignments,  if any,  and the  assignment  of the  Security
Instrument  to be  recorded  not later than 180 days after the  Closing  Date, unless such  assignment  is not  required  to be recorded  under the terms set forth in Section 6(a) hereof.

(c)   In connection  with the  assignment  of any Mortgage Loan  registered on the MERS® System,  the Mortgage Loan Seller further agrees that it will cause, at the Mortgage  Loan  Seller's own expense,  within 30 days after the Closing
Date,  the  MERS®  System  to  indicate  that such  Mortgage  Loans  have been assigned by the Mortgage  Loan Seller to the  Purchaser,  by the  Purchaser to
the Issuer and by the Issuer to the Indenture  Trustee in accordance with this
Agreement for the benefit of the  Noteholders  by including  (or deleting,  in the case of  Mortgage  Loans which are  repurchased  in  accordance  with this
Agreement) in such computer  files (a) the code in the field which  identifies the  specific  Indenture  Trustee and (b) the code in the field  "Pool  Field"
which  identifies  the  series of the Notes  issued  in  connection  with such
Mortgage Loans.  The Mortgage Loan Seller further agrees that it will not, and will not  permit  any  Servicer  or the  Master  Servicer  to,  and the Master
Servicer  agrees  that  it  will  not,  alter  the  codes  referenced  in this paragraph  with respect to any Mortgage  Loan during the term of the Indenture unless and until such Mortgage  Loan is  repurchased  in  accordance  with the terms of the Sale and Servicing Agreement.

(d)   The Mortgage Loan Seller and the Purchaser  acknowledge  hereunder  that all of the  Mortgage  Loans  and the  related  servicing  will  ultimately  be assigned to Deutsche  Bank National  Trust  Company,  as Indenture  Trustee on
behalf of the Noteholders, on the date hereof.

Section 5...Examination of Mortgage Files.

(a)   On or before the Mortgage File Delivery  Date,  the Mortgage Loan Seller
will have made the Mortgage Files  available to the Purchaser or its agent for examination  which  may be at the  offices  of the  Indenture  Trustee  or the
Mortgage Loan Seller and/or the Mortgage  Loan  Seller's  custodian.  The fact that the  Purchaser  or its agent has  conducted  or has failed to conduct any partial or complete  examination  of the  Mortgage  Files shall not affect the
Purchaser's  rights to demand cure,  repurchase,  substitution or other relief as provided in this Agreement.  In furtherance of the foregoing,  the Mortgage
Loan Seller shall make the Mortgage  Files  available to the  Purchaser or its agent from time to time so as to permit the  Purchaser to confirm the Mortgage
Loan Seller's  compliance  with the delivery and  recordation  requirements of this  Agreement  and the Sale  and  Servicing  Agreement.  In  addition,  upon request of the  Purchaser,  the Mortgage  Loan Seller agrees to provide to the
Purchaser,  the Underwriters and to any investors or prospective  investors in the Notes  information  regarding the Mortgage Loans and their  servicing,  to make the Mortgage Files available to the Purchaser,  the  Underwriters  and to such  investors or prospective  investors  (which may be at the offices of the
Mortgage Loan Seller and/or the Mortgage Loan Seller's  custodian) and to make available  personnel  knowledgeable  about the Mortgage Loans for  discussions with the  Purchaser,  the  Underwriters  and  such  investors  or  prospective investors,  upon reasonable request during regular business hours,  sufficient to permit the  Purchaser,  the  Underwriters  and such  investors or potential investors to conduct such due diligence as any such party reasonably  believes is appropriate.

(b)   Pursuant to the Custodial Agreement,  on the Closing Date the Custodian,
on behalf of the Indenture Trustee,  for the benefit of the Noteholders,  will acknowledge  receipt of each  Mortgage  Loan, by delivery to the Mortgage Loan
Seller,  the Purchaser and the Issuer of an initial  certification in the form attached as Exhibit One to the Custodial Agreement.

(c)   Pursuant to the Custodial Agreement,  within 90 days of the Closing Date
(or, with respect to any Substitute  Mortgage Loan,  within five Business Days after  the  receipt  by the  Indenture  Trustee  or  Custodian  thereof),  the
Custodian  will review items of the  Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller,  the Purchaser and the Indenture
Trustee an interim  certification  substantially in the form of Exhibit Two to the  Custodial  Agreement.  If the  Indenture  Trustee  or  Custodian,  as its
agent,  finds any  document  listed  on  Exhibit  1 has not been  executed  or received,  or is unrelated,  determined  on the basis of the  Mortgagor  name, original  principal  balance and loan number, to the Mortgage Loans identified in the Final  Mortgage  Loan  Schedule  does not conform on its face to review criteria  specified  in Section  2.01 of the Sale and  Servicing  Agreement (a
"Material  Defect"),  the Indenture  Trustee in  accordance  with the Sale and
Servicing Agreement or the Custodian,  as its agent, shall promptly notify the
Mortgage Loan Seller of such Material  Defect.  The Mortgage Loan Seller shall correct  or cure any such  Material  Defect  within  90 days  from the date of notice  from the  Indenture  Trustee or the  Custodian,  as its agent,  of the
Material  Defect and if the Mortgage Loan Seller fails to correct or cure such
Material  Defect within such period and such defect  materially  and adversely affects the interests of the  Noteholders  in the related  Mortgage  Loan, the
Mortgage  Loan  Seller  will,  in  accordance  with the  terms of the Sale and
Servicing  Agreement,  within  90 days  of the  date of  notice,  provide  the
Indenture  Trustee  with a  Substitute  Mortgage  Loan or purchase the related
Mortgage Loan at the applicable  Purchase Price;  provided,  however,  that if such  Material  Defect  relates  solely to the  inability of the Mortgage Loan
Seller to deliver the original Security Instrument or intervening  assignments thereof,  or a certified  copy because the originals of such  documents,  or a certified  copy,  have not been returned by the applicable  jurisdiction,  the
Mortgage  Loan Seller shall not be required to purchase  such Mortgage Loan if the Mortgage Loan Seller  delivers such original  documents or certified  copy promptly upon  receipt,  but in no event later than 360 days after the Closing
Date. The foregoing  repurchase  obligation  shall not apply in the event that the Mortgage Loan Seller cannot  deliver such original or copy of any document submitted for recording to the appropriate  recording office in the applicable jurisdiction  because  such  document  has not been  returned by such  office;
provided  that the  Mortgage  Loan Seller  shall  instead  deliver a recording receipt of such  recording  office or, if such  receipt  is not  available,  a certificate  confirming  that such documents have been accepted for recording, and delivery to the Indenture  Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within thirty days of its receipt of the original recorded document.

(d)   Pursuant  to the  Custodial  Agreement,  within 180 days of the  Closing
Date (or, with respect to any Substitute  Mortgage Loan,  within five Business
Days after the receipt by the  Indenture  Trustee or  Custodian  thereof)  the
Custodian  will review items of the  Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller,  the  Purchaser,  the Issuer and
the  Indenture  Trustee  a final  certification  substantially  in the form of
Exhibit  Three  to the  Custodial  Agreement.  If  the  Indenture  Trustee  or
Custodian,  as its agent,  finds a Material Defect,  the Indenture  Trustee or the Custodian,  as its agent,  shall promptly  notify the Mortgage Loan Seller of such  Material  Defect.  The Mortgage Loan Seller shall correct or cure any such  Material  Defect  within  90 days  from  the  date of  notice  from  the
Indenture  Trustee or the Custodian,  as its agent, of the Material Defect and if the  Mortgage  Loan Seller  fails to correct or cure such  Material  Defect within  such  period and such  defect  materially  and  adversely  affects the interests of the  Noteholders in the related  Mortgage Loan, the Mortgage Loan
Seller  will,  in  accordance  with  the  terms  of  the  Sale  and  Servicing
Agreement,  within  90  days of the  date of  notice,  provide  the  Indenture
Trustee with a Substitute  Mortgage Loan or purchase the related Mortgage Loan at the applicable  Purchase Price;  provided,  however,  that if such Material
Defect  relates solely to the inability of the Mortgage Loan Seller to deliver the original  Security  Instrument or intervening  assignments  thereof,  or a certified copy because the originals of such  documents,  or a certified copy, have not been  returned by the  applicable  jurisdiction,  the  Mortgage  Loan
Seller shall not be required to purchase  such  Mortgage  Loan if the Mortgage
Loan Seller  delivers such original  documents or certified copy promptly upon receipt,  but in no event  later than 360 days  after the  Closing  Date.  The foregoing  repurchase  obligation  shall  not  apply  in the  event  that  the
Mortgage  Loan Seller  cannot  deliver  such  original or copy of any document submitted for recording to the appropriate  recording office in the applicable jurisdiction  because  such  document  has not been  returned by such  office;
provided  that the  Mortgage  Loan Seller  shall  instead  deliver a recording receipt of such  recording  office or, if such  receipt  is not  available,  a certificate  confirming  that such documents have been accepted for recording, and delivery to the Indenture  Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within thirty days of its receipt of the original recorded document.

(e)   At the time of any substitution,  the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute  Mortgage  Loan, the related  Mortgage
File  and any  other  documents  and  payments  required  to be  delivered  in connection with a substitution  pursuant to the Sale and Servicing  Agreement.
At the  time  of any  purchase  or  substitution,  the  Indenture  Trustee  in accordance  with  the  terms of the Sale and  Servicing  Agreement  shall  (i)
assign to the  Mortgage  Loan  Seller and cause the  Custodian  to release the documents  (including,  but not limited to, the  Mortgage,  Mortgage  Note and other  contents  of the  Mortgage  File) in the  possession  of the  Custodian relating  to the Deleted  Mortgage  Loan and (ii)  execute  and  deliver  such instruments  of transfer or  assignment,  in each case  without  recourse,  as shall be necessary  to vest in the Mortgage  Loan Seller title to such Deleted
Mortgage Loan.

Section 6...Recordation of Assignments of Mortgage.

(a)   The  Mortgage  Loan Seller shall cause each  assignment  of the Security
Instrument  from the  Mortgage  Loan  Seller to the  Indenture  Trustee  to be
recorded  not later  than 180 days  after the  Closing  Date,  unless (a) such recordation  is not  required by the Rating  Agencies or an Opinion of Counsel has been  provided to the  Indenture  Trustee  (with a copy to the  Custodian)
which states that the  recordation  of such  assignments  is not  necessary to protect the interests of the Noteholders in the related  Mortgage Loans or (b)
MERS is  identified on the Mortgage or a properly  recorded  assignment of the
Mortgage,  as the  Mortgagee of record solely as nominee for the Mortgage Loan
Seller and its successors and assigns; provided, however,  notwithstanding the foregoing,  each  assignment  shall be submitted for recording by the Mortgage
Loan Seller in the manner  described above, at no expense to the Issuer or the
Indenture Trustee,  upon the earliest to occur of (i) reasonable  direction by the Holders of Notes  aggregating at least 25% of the Note  Principal  Balance of the Notes,  (ii) the occurrence of a Master Servicer Event of Default or an
Event  of  Default,  (iii)  the  occurrence  of a  bankruptcy,  insolvency  or foreclosure  relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing  transfer as  described  in Section  6.02 of the Sale and  Servicing
Agreement.

            While each such  Mortgage  or  assignment  is being  recorded,  if necessary,  the Mortgage  Loan Seller shall leave or cause to be left with the
Indenture  Trustee  a  certified  copy of such  Mortgage  or  assignment.  All customary  recording fees and reasonable  expenses relating to the recordation of the  assignments  of  mortgage to the  Indenture  Trustee or the Opinion of
Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

(b)   It is the express  intent of the parties  hereto that the  conveyance of the  Mortgage  Loans  by  the  Mortgage  Loan  Seller  to  the  Purchaser,  as
contemplated  by this Agreement be, and be treated as, a sale. It is, further, not the  intention of the parties that such  conveyance  be deemed a pledge of the Mortgage  Loans by the Mortgage  Loan Seller to the  Purchaser to secure a debt or other  obligation of the Mortgage Loan Seller.  However,  in the event that,  notwithstanding the intent of the parties,  the Mortgage Loans are held by a court to continue to be property of the Mortgage  Loan  Seller,  then (a)
this  Agreement  shall  also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the  applicable  Uniform  Commercial  Code; (b)
the transfer of the Mortgage  Loans  provided for herein shall be deemed to be a grant by the Mortgage  Loan Seller to the  Purchaser of a security  interest in all of the Mortgage Loan Seller's  right,  title and interest in and to the
Mortgage  Loans and all amounts  payable to the holders of the Mortgage  Loans in  accordance  with the terms  thereof and all  proceeds  of the  conversion, voluntary or involuntary, of the foregoing into cash, instruments,  securities or other property,  to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds  pursuant to Section 4 hereof,  including all  amounts,  other  than  investment  earnings,  from  time to time  held or invested in any  accounts  created  pursuant to the  Indenture or the Sale and
Servicing Agreement,  whether in the form of cash, instruments,  securities or other  property;  (c) the  possession  by the  Purchaser,  the  Issuer  or the
Indenture  Trustee of  Mortgage  Notes and such  other  items of  property  as constitute instruments,  money, negotiable documents or chattel paper shall be deemed to be  "possession by the secured party" for purposes of perfecting the security interest  pursuant to Section 9-313 (or comparable  provision) of the applicable  Uniform  Commercial Code; and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments, receipts or confirmations from,  financial  intermediaries,  bailees or agents
(as  applicable) of the Purchaser for the purpose of perfecting  such security interest  under  applicable  law.  Any  assignment  of  the  interest  of  the
Purchaser  pursuant  to any  provision  hereof  or  pursuant  to the  Sale and
Servicing  Agreement and any subsequent  assignment  pursuant to the Indenture shall also be deemed to be an  assignment  of any  security  interest  created hereby.  The  Mortgage  Loan  Seller and the  Purchaser  shall,  to the extent consistent  with  this  Agreement,  take  such  actions  as may be  reasonably necessary to ensure that, if this  Agreement  were deemed to create a security interest in the Mortgage Loans,  such security  interest would be deemed to be a perfected  security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

Section 7...Representations and Warranties of Mortgage Loan Seller Concerning
the Mortgage  Loans.  The Mortgage Loan Seller hereby  represents and warrants to the  Purchaser  as of  the  Closing  Date  or  such  other  date  as may be specified below with respect to each Mortgage Loan being sold by it:

(i)   the  information  set forth in the Mortgage Loan Schedule hereto is true and correct in all  material  respects and the  information  provided to the Rating Agencies,  including the Mortgage Loan level detail,  is true and correct according to the Rating Agencies' requirements;

(ii)  immediately  prior to the transfer to the  Purchaser,  the Mortgage Loan
      Seller  was the sole  owner  of  beneficial  title  and  holder  of each
      Mortgage  and  Mortgage  Note  relating  to the  Mortgage  Loans  and is conveying  the  same  free  and  clear  of any  and all  liens,  claims, encumbrances,  participation  interests,  equities,  pledges, charges or security  interests of any nature and the Mortgage  Loan Seller has full right  and  authority  to sell  or  assign  the  same  pursuant  to this
      Agreement;

(iii) Each  Mortgage  Loan at the time it was made  complied  in all  material respects with all applicable laws and  regulations,  including,  without limitation,  usury, equal credit  opportunity,  disclosure and recording laws and all  predatory  lending  laws;  and each Mortgage Loan has been serviced in all  material  respects in  accordance  with all  applicable laws  and  regulations,  including,  without  limitation,  usury,  equal credit  opportunity,  disclosure  and  recording  laws and all predatory lending laws and the terms of the related  Mortgage  Note,  the Mortgage and other loan documents;

(iv)  there is no monetary  default existing under any Mortgage or the related
      Mortgage Note and there is no material event which,  with the passage of time or with  notice  and the  expiration  of any grace or cure  period, would  constitute  a  default,  breach  or  event of  acceleration;  and neither  the  Mortgage  Loan  Seller,  any of  its  affiliates  nor  any servicer of any related  Mortgage Loan has taken any action to waive any default,  breach  or event of  acceleration;  no  foreclosure  action is threatened or has been commenced with respect to the Mortgage Loan;

(v)   the terms of the Mortgage Note and the Mortgage have not been  impaired,
      waived,   altered  or  modified  in  any  respect,   except  by  written
      instruments,  (i) if  required  by law in  the  jurisdiction  where  the
      Mortgaged  Property is located,  or (ii) to protect the interests of the
      Indenture Trustee on behalf of the Noteholders;

(vi)  no selection  procedure  reasonably believed by the Mortgage Loan Seller to be  adverse to the  interests  of the  Noteholders  was  utilized  in selecting the Mortgage Loans;

(vii) each  Mortgage  is a valid and  enforceable  first lien on the  property securing the related Mortgage Note and each Mortgaged  Property is owned by the  Mortgagor in fee simple  (except with respect to common areas in the case of condominiums,  PUDs and de minimis PUDs) or by leasehold for a term  longer than the term of the related  Mortgage,  subject  only to
      (i) the lien of  current  real  property  taxes  and  assessments,  (ii)
      covenants,  conditions and  restrictions,  rights of way,  easements and other  matters  of  public  record as of the date of  recording  of such
      Mortgage,   such  exceptions   being   acceptable  to  mortgage  lending
      institutions  generally  or  specifically  reflected  in  the  appraisal obtained in  connection  with the  origination  of the related  Mortgage
      Loan or referred to in the lender's title insurance  policy delivered to the  originator of the related  Mortgage Loan and (iii) other matters to which like  properties  are  commonly  subject  which do not  materially interfere  with the benefits of the security  intended to be provided by such Mortgage;

(viii)      there is no mechanics'  lien or claim for work,  labor or material affecting  the  premises  subject to any  Mortgage  which is or may be a lien prior to, or equal with,  the lien of such  Mortgage  except  those which are insured against by the title  insurance  policy referred to in
      (xiii) below;

(ix)  as of the  Closing  Date,  to the  best of the  Mortgage  Loan  Seller's knowledge,  there was no delinquent  tax or assessment  lien against the property  subject  to any  Mortgage,  except  where  such lien was being contested in good faith and a stay had been granted  against  levying on the property;

(x)   there is no valid offset,  defense or  counterclaim to any Mortgage Note or  Mortgage,  including  the  obligation  of the  Mortgagor  to pay the unpaid principal and interest on such Mortgage Note;

(xi)  to the best of the  Mortgage  Loan  Seller's  knowledge,  except  to the extent insurance is in place which will cover such damage,  the physical property  subject to any  Mortgage is free of material  damage and is in good repair and there is no  proceeding  pending or  threatened  for the total or partial condemnation of any Mortgaged Property;

(xii) to the best of the  Mortgage  Loan  Seller's  knowledge,  the  Mortgaged
      Property and all  improvements  thereon comply with all  requirements of any applicable zoning and subdivision laws and ordinances;

(xiii)      a  lender's  title  insurance  policy (on an ALTA or CLTA form) or
      binder,   or  other   assurance  of  title  customary  in  the  relevant
      jurisdiction  therefor  in a form  acceptable  to Fannie  Mae or Freddie
      Mac,  was issued on the date that each  Mortgage  Loan was  created by a title  insurance  company  which,  to  the  best  of the  Mortgage  Loan
      Seller's  knowledge,  was  qualified to do business in the  jurisdiction where the related Mortgaged  Property is located,  insuring the Mortgage
      Loan Seller and its  successors and assigns that the Mortgage is a first priority  lien  on  the  related  Mortgaged  Property  in  the  original principal  amount of the Mortgage  Loan. The Mortgage Loan Seller is the
      sole  insured  under such  lender's  title  insurance  policy,  and such policy,  binder or  assurance  is valid and  remains  in full  force and effect,  and each such  policy,  binder or assurance  shall  contain all applicable  endorsements including a negative amortization  endorsement, if applicable;

(xiv) at the time of origination,  each Mortgaged  Property was the subject of an appraisal  which  conformed to the  underwriting  requirements of the originator  of  the  Mortgage  Loan  and,  the  appraisal  is in a  form acceptable to Fannie Mae or FHLMC;

(xv)  as of the Closing Date,  the  improvements  on each  Mortgaged  Property securing a Mortgage  Loan is insured (by an insurer  which is acceptable to the Mortgage  Loan  Seller)  against loss by fire and such hazards as are  covered  under a  standard  extended  coverage  endorsement  in the locale in which the  Mortgaged  Property is located,  in an amount which is not less  than  the  lesser  of the  maximum  insurable  value of the improvements  securing such Mortgage Loan or the  outstanding  principal balance of the Mortgage  Loan, but in no event in an amount less than an amount that is required to prevent the  Mortgagor  from being  deemed to be  a  co-insurer  thereunder;  if  the  improvement  on  the  Mortgaged
      Property  is a  condominium  unit,  it is  included  under the  coverage afforded  by a  blanket  policy  for the  condominium  project;  if upon origination  of the  related  Mortgage  Loan,  the  improvements  on the
      Mortgaged Property were in an area identified as a federally  designated flood  area,  a  flood  insurance  policy  is in  effect  in  an  amount representing  coverage  not less than the  least of (i) the  outstanding principal  balance of the Mortgage  Loan,  (ii) the  restorable  cost of improvements  located on such  Mortgaged  Property  or (iii) the maximum coverage  available  under federal law; and each Mortgage  obligates the
      Mortgagor  thereunder to maintain the insurance referred to above at the
      Mortgagor's cost and expense;

(xvi) none of the  Mortgage  Loans are  secured by an  interest in a leasehold estate;

(xvii)      each Mortgage  Loan was  originated or funded by (a) a savings and
      loan   association,   savings  bank,   commercial  bank,  credit  union,
      insurance  company  or  similar  institution  which  is  supervised  and examined  by a  federal  or  state  authority  (or  originated  by (i) a subsidiary  of any of the  foregoing  institutions  which  subsidiary is actually  supervised and examined by applicable  regulatory  authorities or (ii) a mortgage loan  correspondent  of any of the foregoing and that was  originated  pursuant  to  the  criteria  established  by any of the foregoing)  or (b) a mortgagee  approved by the Secretary of Housing and
      Urban  Development  pursuant  to  Sections  203 and 211 of the  National
      Housing Act, as amended;

(xviii)     none of the  Mortgage  Loans  are  loans  subject  to 12 CFR  Part
      226.31,  12 CFR Part 226.32 or 12 CFR Part 226.34 of  Regulation  Z, the
      regulation  implementing  TILA,  which implements the Home Ownership and
      Equity Protection Act of 1994, as amended;

(xix) the  information  set forth in Schedule A of the  Prospectus  Supplement with respect to the  Mortgage  Loans is true and correct in all material respects;

(xx)  no Mortgage  Loan is a "high cost loan" or "covered  loan" as applicable
      (as such  terms are  defined  in  Standard  & Poor's  LEVELS®  Glossary,
      Version 5.6 Revised,  Appendix E,  attached  hereto as Exhibit 6) and no
      Mortgage  Loan  originated  on or after October 1, 2002 through March 6,
      2003 is governed by the "Georgia Fair Lending Act";

(xxi) each Mortgage Loan was  originated in accordance  with the  underwriting guidelines of the related originator;

(xxii)      each  original  Mortgage has been recorded or is in the process of being recorded in accordance  with the  requirements  of Section 2.01 of the  Sale  and  Servicing  Agreement  in the  appropriate  jurisdictions wherein  such  recordation  is required to perfect the lien  thereof for the benefit of the Trust Fund;

(xxiii)     the related  Mortgage  File  contains  each of the  documents  and instruments listed in Section 2.01 of the Sale and Servicing  Agreement, subject to any exceptions,  substitutions and  qualifications as are set forth in such Section;

(xxiv)      the Mortgage  Loans are  currently  being  serviced in  accordance with accepted servicing practices;

(xxv) at the time of origination,  each Mortgaged  Property was the subject of an appraisal  which  conformed to the  underwriting  requirements of the originator  of the Mortgage  Loan,  and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

(xxvi)      none of the Mortgage Loans  originated on or after October 1, 2002 and before  March 7, 2003 was secured by  property  located in the State of Georgia; and

(xxvii)     no  Mortgage  Loan  in  the  is  a  "high  cost  home,"  "covered"
      (excluding  home loans defined as "covered home loans" in the New Jersey
      Home  Ownership  Security  Act of  2002  that  were  originated  between
      November  26,  2003 and July 7, 2004),  "high risk home" or  "predatory"
      loan under any  applicable  state,  federal or local law (or a similarly classified  loan  using  different  terminology  under  a  law  imposing
      heightened   regulatory  scrutiny  or  additional  legal  liability  for residential  mortgage  loans having high interest  rates,  points and/or fees).

            It  is  understood  and  agreed  that  the   representations   and
warranties  set  forth in this  Section  7 will  inure to the  benefit  of the
Purchaser,  its successors  and assigns,  notwithstanding  any  restrictive or qualified  endorsement  on any Mortgage  Note or assignment of Mortgage or the examination of any Mortgage File. Upon any  substitution  for a Mortgage Loan, the  representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute  Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage  Loan Seller, the  Purchaser,  the  Issuer  or the  Indenture  Trustee  of a  breach  of any representation  or  warranty  of the  Mortgage  Loan  Seller set forth in this
Section 7 which  materially  and adversely  affects the value of the interests of the Purchaser,  the Issuer, the Noteholders or the Indenture Trustee in any
of the Mortgage Loans  delivered to the Purchaser  pursuant to this Agreement, the party  discovering  or  receiving  notice of such breach shall give prompt written  notice to the others.  It is  understood  and agreed that a breach of the  representation  contained  in  clause  (xvii)  above  will be  deemed  to materially  adversely affect the interests of the Noteholders.  In the case of any such breach of a  representation  or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller,  or the date the  Mortgage  Loan  Seller  is  notified  by the  party  discovering  or receiving notice of such breach (whichever occurs earlier),  the Mortgage Loan
Seller will (i) cure such breach in all material  respects,  (ii) purchase the affected Mortgage Loan at the applicable  Purchase Price or (iii) substitute a qualifying  Substitute  Mortgage Loan in exchange for such Mortgage  Loan. The obligations  of the  Mortgage  Loan Seller to cure,  purchase or  substitute a qualifying  Substitute  Mortgage Loan shall  constitute the  Purchaser's,  the
Issuer's,  the  Indenture  Trustee's and the  Noteholder's  sole and exclusive
remedy   under  this   Agreement   or   otherwise   respecting   a  breach  of
representations  or warranties  hereunder with respect to the Mortgage  Loans, except  for the  obligation  of the  Mortgage  Loan  Seller to  indemnify  the
Purchaser for such breach as set forth in and limited by Section 13 hereof.

            Any cause of action  against the Mortgage  Loan Seller or relating
to  or  arising  out  of  a  breach  by  the  Mortgage   Loan  Seller  of  any
representations  and warranties  made in this Section 7 shall accrue as to any
Mortgage  Loan upon (i)  discovery of such breach by the Mortgage  Loan Seller or notice  thereof by the party  discovering  such breach and (ii)  failure by the Mortgage  Loan Seller to cure such breach,  purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

Section 8.  Representations  and  Warranties  Concerning  the  Mortgage  Loan
Seller.  As of the date hereof and as of the Closing  Date,  the Mortgage Loan
Seller  represents  and warrants to the Purchaser as to itself in the capacity indicated as follows:

(a)   the Mortgage Loan Seller (i) is a corporation  duly  organized,  validly existing  and in good  standing  under the laws of the State of  Delaware  and
(ii) is  qualified  and in good  standing to do business in each  jurisdiction where such qualification is necessary,  except where the failure so to qualify would not  reasonably  be  expected to have a material  adverse  effect on the
Mortgage  Loan  Seller's  business as  presently  conducted or on the Mortgage
Loan  Sellers  ability  to enter into this  Agreement  and to  consummate  the transactions contemplated hereby;

(b)   the Mortgage  Loan Seller has full power to own its  property,  to carry on its  business  as  presently  conducted  and to enter into and  perform its obligations under this Agreement;

(c)   the  execution  and  delivery  by  the  Mortgage  Loan  Seller  of  this
Agreement  have been duly  authorized by all  necessary  action on the part of the  Mortgage  Loan  Seller;  and neither the  execution  and delivery of this
Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance  with the  provisions  hereof,  will  conflict  with or result in a breach of, or constitute a default  under,  any of the  provisions of any law, governmental  rule,  regulation,  judgment,  decree  or order  binding  on the
Mortgage  Loan  Seller or its  properties  or the  charter  or  by-laws of the
Mortgage  Loan Seller,  except  those  conflicts,  breaches or defaults  which would not  reasonably  be  expected to have a material  adverse  effect on the
Mortgage Loan Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(d)   the execution,  delivery and  performance by the Mortgage Loan Seller of this Agreement and the  consummation of the transactions  contemplated  hereby do not  require  the  consent  or  approval  of,  the giving of notice to, the registration  with,  or the  taking of any other  action in  respect  of,  any state,  federal  or other  governmental  authority  or  agency,  except  those consents, approvals,  notices,  registrations or other actions as have already been obtained,  given or made and, in connection  with the  recordation of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(e)   this  Agreement  has been duly  executed  and  delivered by the Mortgage
Loan Seller and,  assuming due  authorization,  execution  and delivery by the
Purchaser,  constitutes  a valid and binding  obligation  of the Mortgage Loan
Seller  enforceable  against  it in  accordance  with its  terms  (subject  to applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

(f)   there are no actions,  suits or proceedings pending or, to the knowledge of the Mortgage  Loan  Seller,  threatened  against the Mortgage  Loan Seller, before or by any court,  administrative  agency,  arbitrator  or  governmental body  (i)  with  respect  to any  of the  transactions  contemplated  by  this
Agreement  or (ii) with  respect to any other  matter which in the judgment of the Mortgage  Loan Seller will be  determined  adversely to the Mortgage  Loan
Seller  and  will  if  determined   adversely  to  the  Mortgage  Loan  Seller
materially and adversely  affect the Mortgage Loan Seller's ability to perform its obligations  under this Agreement;  and the Mortgage Loan Seller is not in default  with  respect  to any  order  of any  court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement; and

(g)   the Mortgage  Loan  Seller's  Information  (as defined in Section  13(a)
hereof) does not include any untrue  statement  of a material  fact or omit to state a material  fact  necessary  in order to make the  statements  made,  in light of the circumstances under which they were made, not misleading.

Section 9.  Representations  and Warranties  Concerning  the Purchaser.  As of
the date hereof and as of the  Closing  Date,  the  Purchaser  represents  and warrants to the Mortgage Loan Seller as follows:

(a)   the Purchaser (i) is a corporation duly organized,  validly existing and in good  standing  under  the  laws  of the  State  of  Delaware  and  (ii) is qualified  and in good  standing  as a foreign  corporation  to do business in each  jurisdiction  where such  qualification  is necessary,  except where the failure to so qualify  would not  reasonably  be  expected  to have a material adverse effect on the  Purchaser's  business as presently  conducted or on the
Purchaser's  ability  to enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby;

(b)   the Purchaser has full corporate power to own its property,  to carry on its  business  as  presently  conducted  and to  enter  into and  perform  its obligations under this Agreement;

(c)   the execution and delivery by the Purchaser of this  Agreement have been duly  authorized  by  all  necessary  corporate  action  on  the  part  of the
Purchaser;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a  default  under,  any  of the  provisions  of any  law,  governmental  rule, regulation,  judgment,  decree  or  order  binding  on  the  Purchaser  or its properties  or the  articles  of  incorporation  or by-laws of the  Purchaser, except those  conflicts,  breaches or defaults  which would not  reasonably be expected  to have a  material  adverse  effect on the  Purchaser's  ability to enter into this  Agreement and to  consummate  the  transactions  contemplated hereby;

(d)   the  execution,  delivery  and  performance  by the  Purchaser  of  this
Agreement and the consummation of the transactions  contemplated hereby do not require the consent or approval of, the giving of notice to, the  registration with,  or the taking of any other action in respect of, any state,  federal or other  governmental  authority or agency,  except those  consents,  approvals, notices,  registrations or other actions as have already been obtained,  given or made;

(e)   this  Agreement  has been duly  executed and  delivered by the Purchaser and, assuming due  authorization,  execution and delivery by the Mortgage Loan
Seller,   constitutes  a  valid  and  binding   obligation  of  the  Purchaser
enforceable  against it in  accordance  with its terms  (subject to applicable
bankruptcy  and   insolvency   laws  and  other  similar  laws  affecting  the
enforcement of the rights of creditors generally);

(f)   there are no actions,  suits or proceedings pending or, to the knowledge of the Purchaser,  threatened  against the Purchaser,  before or by any court, administrative  agency,  arbitrator or  governmental  body (i) with respect to any of the  transactions  contemplated  by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser  will be determined adversely to the Purchaser  and will if determined  adversely to the Purchaser materially  and  adversely  affect the  Purchaser's  ability  to  perform  its obligations  under this  Agreement;  and the  Purchaser is not in default with respect  to any  order of any  court,  administrative  agency,  arbitrator  or governmental  body so as to materially and adversely  affect the  transactions contemplated by this Agreement; and

(g)   the  Purchaser's  Information  (as defined in Section 13(b) hereof) does not  include  any  untrue  statement  of a  material  fact or omit to  state a material fact necessary in order to make the statements  made, in light of the circumstances under which they were made, not misleading.

Section 10. Conditions to Closing.

(a)   The  obligations  of the Purchaser  under this Agreement will be subject to the  satisfaction,  on or  prior  to the  Closing  Date,  of the  following conditions:

(1)   Each of the  obligations  of the  Mortgage  Loan  Seller  required to be performed at or prior to the Closing Date  pursuant to the terms of this
      Agreement  shall  have  been duly  performed  and  complied  with in all material  respects;  all of the  representations  and  warranties of the
      Mortgage Loan Seller under this  Agreement  shall be true and correct as of the date or dates  specified in all material  respects;  and no event shall have  occurred  which,  with notice or the passage of time,  would constitute  a default  under this  Agreement  or the Sale and  Servicing
      Agreement;  and the Purchaser  shall have received  certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

(2)   The  Purchaser  shall  have  received  all  of  the  following   closing
      documents,  in such forms as are agreed upon and  reasonably  acceptable to the  Purchaser,  duly  executed  by all  signatories  (other than the
      Purchaser) as required pursuant to the respective terms thereof:

(i)   If required  pursuant  to Section 3 hereof,  the  Amendment  dated as of the Closing Date and any documents referred to therein;

(ii)  If  required  pursuant  to  Section 3 hereof,  the Final  Mortgage  Loan
      Schedule  containing the information set forth on Exhibit 2 hereto,  one copy to be attached to each counterpart of the Amendment;

(iii) The Trust Agreement,  in form and substance  reasonably  satisfactory to the Purchaser,  and all documents  required thereby duly executed by all signatories;

(iv)  The Sale and  Servicing  Agreement,  in form  and  substance  reasonably satisfactory  to the Indenture  Trustee,  the Issuer and the  Purchaser,
      and all documents required thereby duly executed by all signatories;

(v)   The  Indenture,  in form and substance  reasonably  satisfactory  to the
      Indenture  Trustee,  the Issuer  and the  Purchaser,  and all  documents required thereby duly executed by all signatories;

(vi)  A certificate  of an officer of the Mortgage Loan Seller dated as of the
      Closing Date, in a form  reasonably  acceptable  to the  Purchaser,  and
      attached   thereto  the   resolutions   of  the  Mortgage   Loan  Seller
      authorizing the  transactions  contemplated by this Agreement,  together with copies of the charter and by-laws of the Mortgage Loan Seller;

(vii) One or more opinions of counsel from the Mortgage Loan Seller's  counsel
      otherwise  in  form  and  substance   reasonably   satisfactory  to  the
      Purchaser, the Issuer, the Indenture Trustee and each Rating Agency;

(viii)      A letter  from each of the Rating  Agencies  giving  each Class of
      Notes set forth on Schedule A the rating set forth on Schedule A; and

(ix)  Such    other    documents,     certificates    (including    additional
      representations  and  warranties)  and  opinions  as may  be  reasonably necessary  to secure the intended  ratings  from each Rating  Agency for the Notes.

(3)   The Notes to be sold to the  Underwriters  pursuant to the  Underwriting
      Agreement shall have been issued and sold to the Underwriters.

(4)   The Mortgage  Loan Seller shall have  furnished  to the  Purchaser  such other  certificates  of its officers or others and such other  documents and opinions of counsel to evidence  fulfillment  of the  conditions set forth in this Agreement and the transactions  contemplated hereby as the
      Purchaser and its counsel may reasonably request.

(b)   The  obligations of the Mortgage Loan Seller under this Agreement  shall be  subject  to the  satisfaction,  on or prior to the  Closing  Date,  of the following conditions:

(1)   The  obligations  of the Purchaser  required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement  shall have been duly  performed  and complied  with in all material  respects, and all of the  representations  and  warranties of the Purchaser  under this Agreement shall be true and correct in all material  respects as of the date  hereof and as of the  Closing  Date,  and no event  shall have occurred  which  would  constitute  a breach  by it of the terms of this
      Agreement,   and  the  Mortgage   Loan  Seller  shall  have  received  a
      certificate  to that  effect  signed  by an  authorized  officer  of the
      Purchaser.

(2)   The  Mortgage  Loan  Seller  shall  have  received  copies of all of the following  closing  documents,  in such  forms  as are  agreed  upon and reasonably  acceptable to the Mortgage Loan Seller, duly executed by all signatories  other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

(i)   If required  pursuant  to Section 3 hereof,  the  Amendment  dated as of the Closing Date and any documents referred to therein;

(ii)  The Trust Agreement,  in form and substance  reasonably  satisfactory to the  Mortgage  Loan  Seller,  and all  documents  required  thereby duly executed by all signatories;

(iii) The Sale and  Servicing  Agreement,  in form  and  substance  reasonably satisfactory  to the Mortgage Loan Seller,  and all  documents  required thereby duly executed by all signatories;

(iv)  The  Indenture,  in form and substance  reasonably  satisfactory  to the
      Mortgage Loan Seller,  and all documents  required thereby duly executed by all signatories;

(v)   A  certificate  of an officer of the  Purchaser  dated as of the Closing
      Date, in a form reasonably  acceptable to the Mortgage Loan Seller,  and attached  thereto  the  resolutions  of the  Purchaser  authorizing  the transactions  contemplated  by this Agreement and the Sale and Servicing
      Agreement,   together  with  copies  of  the  Purchaser's   articles  of
      incorporation,  and  evidence as to the good  standing of the  Purchaser dated as of a recent date;

(vi)  One or more  opinions of counsel  from the  Purchaser's  counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

(vii) Such    other    documents,     certificates    (including    additional
      representations  and  warranties)  and  opinions  as may  be  reasonably necessary to secure the intended  rating from each Rating Agency for the
      Notes;

(3)   The  Certificates  shall have been  transferred  to, or at the direction of, the Mortgage Loan Seller.

Section 11. Fees and  Expenses.  Subject to Section  16 hereof,  the  Mortgage
Loan Seller  shall pay on the Closing Date or such later date as may be agreed to by the  Purchaser  (i) the fees and expenses of the Mortgage  Loan Seller's attorneys and the reasonable fees and expenses of the  Purchaser's  attorneys,
(ii) the fees and  expenses of  Deloitte & Touche  LLP,  (iii) the fee for the use of  Purchaser's  Registration  Statement  based on the aggregate  original principal  amount of the  Certificates and the filing fee of the Commission as in  effect  on the date on  which  the  Registration  Statement  was  declared effective,  (iv) the fees and expenses  including  counsel's fees and expenses in connection with any "blue sky" and legal investment  matters,  (v) the fees and expenses of the Indenture  Trustee which shall include without  limitation
the  fees  and   expenses  of  the   Indenture   Trustee  (and  the  fees  and
disbursements  of its counsel)  with respect to (A) legal and document  review of this Agreement,  the Trust Agreement, the Indenture, the Sale and Servicing
Agreement,  the Notes and related  agreements,  (B)  attendance at the Closing and (C) review of the Mortgage  Loans to be performed by the  Custodian,  (vi)
the expenses for printing or otherwise  reproducing the Notes,  the Prospectus and the  Prospectus  Supplement,  (vii) the fees and  expenses  of each Rating
Agency (both  initial and ongoing),  (viii) the fees and expenses  relating to
the   preparation   and   recordation  of  mortgage   assignments   (including
intervening  assignments,  if any and if  available,  to  evidence  a complete chain  of  title  from  the  originator  to the  Indenture  Trustee)  from the
Mortgage Loan Seller to the Indenture  Trustee or the expenses relating to the
Opinion of Counsel  referred to in Section  6(a)  hereof,  as the case may be, and  (ix)  Mortgage  File  due  diligence  expenses  and  other  out-of-pocket expenses  incurred by the  Purchaser  in  connection  with the purchase of the
Mortgage  Loans and by Bear Stearns in connection  with the sale of the Notes.
The  Mortgage  Loan Seller  additionally  agrees to pay  directly to any third party on a timely basis the fees  provided for above which are charged by such third party and which are billed periodically.

Section 12. Accountants' Letters.

(a)   Deloitte & Touche LLP will  review  the  characteristics  of a sample of the Mortgage  Loans  described in the Final  Mortgage  Loan  Schedule and will compare  those  characteristics  to  the  description  of the  Mortgage  Loans contained  in  the  Prospectus  Supplement  under  the  captions  "Summary  of
Prospectus  Supplement-The  Mortgage  Loans"  and "The  Mortgage  Pool" and in
Schedule  A  thereto.  The  Mortgage  Loan  Seller  will  cooperate  with  the
Purchaser in making  available all information and taking all steps reasonably necessary  to permit such  accountants  to complete  the review and to deliver the letters  required  of them under the  Underwriting  Agreement.  Deloitte &
Touche  LLP will also  confirm  certain  calculations  as set forth  under the caption "Yield On The Notes" in the Prospectus Supplement.

(b)   To the  extent  statistical  information  with  respect  to  the  Master
Servicer's or a Servicer's  servicing  portfolio is included in the Prospectus
Supplement  under the caption "The Master Servicer and the Servicer," a letter from  the  certified  public  accountant  for the  Master  Servicer  and  such
Servicer or Servicers  will be delivered  to the  Purchaser  dated the date of the Prospectus  Supplement,  in the form previously  agreed to by the Mortgage
Loan Seller and the Purchaser, with respect to such statistical information.

Section 13. Indemnification.

(a)   The  Mortgage  Loan  Seller  shall   indemnify  and  hold  harmless  the
Purchaser and its directors,  officers and controlling  persons (as defined in
Section 15 of the Securities Act) from and against any loss, claim,  damage or liability  or  action in  respect  thereof,  to which  they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim,  damage,  liability  or action  arises out of, or is based upon (i) any untrue  statement of a material fact  contained in the Mortgage Loan Seller's
Information  as  identified  in  Exhibit  3,  the  omission  to  state  in the
Prospectus  Supplement or Prospectus  (or any amendment  thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional  Mortgage
Loan Seller's  Information is identified),  in reliance upon and in conformity with Mortgage Loan Seller's  Information a material fact required to be stated
therein  or  necessary  to  make  the  statements  therein  in  light  of  the
circumstances   in  which   they  were   made,   not   misleading,   (ii)  any
representation  or warranty  assigned or made by the  Mortgage  Loan Seller in
Section 7 or Section 8 hereof  being,  or alleged to be,  untrue or incorrect, or (iii) any failure by the  Mortgage  Loan Seller to perform its  obligations under this  Agreement;  and the  Mortgage  Loan  Seller  shall  reimburse  the
Purchaser and each other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity agreement is in addition to any liability which the  Mortgage  Loan Seller  otherwise  may have to the  Purchaser or any other such indemnified party.

(b)   The  Purchaser  shall  indemnify  and hold  harmless the  Mortgage  Loan
Seller and its  respective  directors,  officers and  controlling  persons (as defined  in  Section  15 of the  Securities  Act) from and  against  any loss, claim,  damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise,  insofar as such loss, claim, damage,  liability or action arises out of, or is based upon
(i) any untrue  statement of a material  fact  contained  in the  Purchaser's
Information  as  identified  in  Exhibit  4,  the  omission  to  state  in the
Prospectus  Supplement or Prospectus  (or any amendment  thereof or supplement thereto  approved  by  the  Purchaser  and  in  which  additional  Purchaser's
Information  is  identified),  in  reliance  upon and in  conformity  with the
Purchaser's  Information,  a material  fact  required to be stated  therein or necessary  to make the  statements  therein in light of the  circumstances  in which they were made,  not  misleading,  (ii) any  representation  or warranty made by the Purchaser in Section 9 hereof  being,  or alleged to be, untrue or incorrect,  or (iii) any failure by the  Purchaser to perform its  obligations under this  Agreement;  and the  Purchaser  shall  reimburse the Mortgage Loan
Seller,  and each  other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating or defending or preparing to defend any such loss,  claim,  damage,  liability or action.  The foregoing  indemnity  agreement  is in  addition  to any  liability  which the
Purchaser  otherwise may have to the Mortgage  Loan Seller,  or any other such indemnified party,

(c)   Promptly after receipt by an indemnified  party under  subsection (a) or
(b) above of notice of the commencement of any action,  such indemnified party shall,  if a claim in respect  thereof is to be made against the  indemnifying party under such  subsection,  notify each party against whom  indemnification is to be sought in writing of the commencement  thereof (but the failure so to notify an indemnifying  party shall not relieve it from any liability which it may  have  under  this  Section  13  except  to the  extent  that it has  been prejudiced  in any  material  respect by such  failure  or from any  liability which it may have  otherwise).  In case any such action is brought against any indemnified  party, and it notifies an indemnifying  party of the commencement thereof,  the indemnifying party will be entitled to participate  therein and, to the  extent it may elect by written  notice  delivered  to the  indemnified party  promptly  (but,  in any  event,  within 30 days)  after  receiving  the aforesaid  notice from such  indemnified  party, to assume the defense thereof
with   counsel   reasonably    satisfactory   to   such   indemnified   party.
Notwithstanding  the foregoing,  the  indemnified  party or parties shall have the right to employ its or their own  counsel  in any such case,  but the fees and  expenses  of such  counsel  shall be at the  expense of such  indemnified party or parties  unless (i) the  employment  of such counsel  shall have been authorized in writing by one of the  indemnifying  parties in connection  with the  defense of such  action,  (ii) the  indemnifying  parties  shall not have employed  counsel  to have  charge  of the  defense  of such  action  within a reasonable  time after  notice of  commencement  of the action,  or (iii) such indemnified  party or parties shall have reasonably  concluded that there is a conflict of interest between itself or themselves and the  indemnifying  party in the  conduct  of the  defense  of any  claim or that the  interests  of the indemnified party or parties are not substantially  co-extensive with those of the indemnifying party (in which case the indemnifying  parties shall not have the right to direct the  defense of such  action on behalf of the  indemnified party or  parties),  in any of which  events such fees and  expenses  shall be borne by the indemnifying  parties;  provided,  however, that the indemnifying party  shall  be  liable  only for the fees and  expenses  of one  counsel  in addition to one local counsel in the jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying  party shall not be liable  for any  settlement  or any claim or action  effected  without  its written  consent;  provided,  however,  that such consent was not unreasonably withheld.

(d)   If the  indemnification  provided for in paragraphs  (a) and (b) of this
Section  13 shall for any reason be  unavailable  to an  indemnified  party in respect  of any loss,  claim,  damage or  liability,  or any action in respect thereof,  referred to in Section 13, then the indemnifying party shall in lieu of  indemnifying  the  indemnified  party  contribute  to the  amount  paid or payable by such indemnified party as a result of such loss,  claim,  damage or liability,  or action  in  respect  thereof,  in such  proportion  as shall be appropriate  to reflect the relative  benefits  received by the Mortgage  Loan
Seller on the one hand and the  Purchaser  on the other from the  purchase and sale of the Mortgage Loans,  the transfer of the  Certificates to the Mortgage
Loan  Seller,   the   offering  of  the  Notes  and  the  other   transactions
contemplated   hereunder.   No   person   found   liable   for  a   fraudulent
misrepresentation  (within the meaning of Section 11(f) of the Securities Act)
shall be  entitled  to  contribution  from any  person  who is not also  found liable for such fraudulent misrepresentation.

(e)   The parties  hereto agree that reliance by an  indemnified  party on any publicly available  information or any information or directions  furnished by an indemnifying  party shall not constitute  negligence,  bad faith or willful misconduct by such indemnified party.

Section 14. Notices. All demands,  notices and communications  hereunder shall be in writing but may be  delivered  by  facsimile  transmission  subsequently confirmed in writing.  Notices to the  Mortgage  Loan Seller shall be directed to EMC  Mortgage  Corporation,  Mac Arthur  Ridge II, 909 Hidden  Ridge Drive,
Suite 200, Irving,  Texas  75038  (Telecopy:  (972-444-2880)),  and notices to the Purchaser  shall be directed to Structured  Asset Mortgage  Investments II
Inc.,   383   Madison   Avenue,   New   York,   New  York   10179   (Telecopy:
(212-272-7206)),  Attention: Baron Silverstein; or to any other address as may hereafter be  furnished  by one party to the other party by like  notice.  Any such demand,  notice or  communication  hereunder shall be deemed to have been received on the date received at the premises of the addressee (as  evidenced, in the case of registered  or certified  mail, by the date noted on the return receipt)  provided  that  it is  received  on a  business  day  during  normal business hours and, if received after normal business hours,  then it shall be deemed to be received on the next business day.

Section 15. Transfer of Mortgage  Loans.  The  Purchaser  retains the right to assign the Mortgage  Loans and any or all of its interest under this Agreement to the Issuer,  with the  understanding  that the Issuer will then assign such rights to the  Indenture  Trustee  pursuant  to  the  Indenture,  without  the consent of the Mortgage Loan Seller, and, upon such assignment,  the Indenture
Trustee, as the ultimate assignee,  shall succeed to the applicable rights and obligations  of the  Purchaser  hereunder;  provided,  however,  the Purchaser shall  remain  entitled to the  benefits  set forth in Sections  11, 13 and 17 hereto and as provided in Section 2(a).  Notwithstanding  the  foregoing,  the sole and  exclusive  right and remedy of the Issuer or the  Indenture  Trustee with respect to a breach of  representation  or warranty of the Mortgage  Loan
Seller shall be the purchase or substitution  obligations of the Mortgage Loan
Seller contained in Sections 5 and 7 hereof.

Section 16. Termination.  This  Agreement may be terminated  (a) by the mutual consent  of  the  parties  hereto  prior  to  the  Closing  Date,  (b)  by the
Purchaser,  if the conditions to the Purchaser's obligation to close set forth under  Section  10(a)  hereof are not  fulfilled  as and when  required  to be fulfilled  or  (c) by the  Mortgage  Loan  Seller,  if the  conditions  to the
Mortgage  Loan  Seller's  obligation  to close set forth under  Section  10(b)
hereof are not fulfilled as and when  required to be  fulfilled.  In the event of  termination  pursuant to clause (b), the  Mortgage  Loan Seller shall pay, and in the event of  termination  pursuant to clause (c), the Purchaser  shall
pay,  all  reasonable   out-of-pocket   expenses  incurred  by  the  other  in
connection with the transactions  contemplated by this Agreement. In the event of a termination  pursuant to clause (a), each party shall be responsible  for its own expenses.

Section 17. Representations,  Warranties and  Agreements to Survive  Delivery.
All  representations,  warranties and agreements  contained in this Agreement, or  contained  in  certificates  of  officers  of  the  Mortgage  Loan  Seller submitted  pursuant  hereto,  shall  remain  operative  and in full  force and effect and shall  survive  delivery of the  Mortgage  Loans to the  Purchaser, delivery  by the  Purchaser  to the Issuer and the pledge by the Issuer to the
Indenture Trustee on behalf of the Noteholders.  Subsequent to the delivery of
the   Mortgage   Loans  to  the   Purchaser,   the  Mortgage   Loan   Seller's
representations  and warranties  contained herein with respect to the Mortgage
Loans shall be deemed to relate to the Mortgage  Loans  actually  delivered to the  Purchaser  and  included  in the Final  Mortgage  Loan  Schedule  and any
Substitute  Mortgage  Loan and not to those  Mortgage  Loans  deleted from the
Preliminary  Mortgage Loan Schedule  pursuant to Section 3 hereof prior to the
Closing.

Section 18. Severability.   If  any  provision  of  this  Agreement  shall  be
prohibited  or  invalid  under   applicable   law,  the  Agreement   shall  be
ineffective  only to such extent,  without  invalidating the remainder of this
Agreement.

Section 19. Counterparts.  This  Agreement  may be executed  in  counterparts, each of which will be an original,  but which  together  shall  constitute one and the same agreement.

Section 20. Amendment.  This  Agreement  cannot be amended or  modified in any manner without the prior written consent of each party.

Section 21. GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED TO HAVE BEEN MADE
AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE  INTERPRETED IN ACCORDANCE
WITH THE LAWS OF SUCH STATE,  WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF
SUCH STATE.

Section 22. Further  Assurances.  Each of the  parties  agrees to execute  and deliver  such  instruments  and take such actions as another  party may,  from time to time,  reasonably  request in order to  effectuate  the purpose and to carry out the terms of this Agreement  including any  amendments  hereto which may be required by each of the Rating Agencies.

Section 23. Successors  and Assigns.  This  Agreement  shall bind and inure to the  benefit  of and be  enforceable  by the  Mortgage  Loan  Seller  and  the
Purchaser  and their  permitted  successors  and  assigns  and,  to the extent specified in Section 13 hereof,  Bear Stearns,  and their directors,  officers and controlling  persons (within the meaning of federal  securities laws). The
Mortgage  Loan Seller  acknowledges  and agrees that the  Purchaser may assign its rights under this Agreement (including,  without limitation,  with respect to the Mortgage Loan Seller's  representations  and warranties  respecting the
Mortgage  Loans) to Issuer and that the Issuer may further  assign such rights to the Indenture  Trustee.  Any person into which the Mortgage Loan Seller may be  merged  or  consolidated  (or any  person  resulting  from any  merger  or consolidation  involving the Mortgage Loan Seller),  any person resulting from a change in form of the Mortgage  Loan Seller or any person  succeeding to the business of the Mortgage Loan Seller,  shall be considered the  "successor" of the  Mortgage  Loan Seller  hereunder  and shall be  considered a party hereto without the  execution or filing of any paper or any further act or consent on the  part of any  party  hereto.  Except  as  provided  in the  two  preceding sentences,  this  Agreement  cannot be assigned,  pledged or  hypothecated  by either party hereto  without the written  consent of the other parties to this
Agreement  and any such  assignment  or purported  assignment  shall be deemed null and void.

Section 24. The Mortgage  Loan Seller.  The Mortgage  Loan Seller will keep in
full  effect  all  rights  as  are  necessary  to  perform  their   respective
obligations under this Agreement.

Section 25. Entire  Agreement.  This Agreement  contains the entire  agreement and  understanding  between the  parties  with  respect to the subject  matter
hereof,   and   supersedes   all   prior   and   contemporaneous   agreements,
understandings,  inducements  and  conditions,  express  or  implied,  oral or written, of any nature whatsoever with respect to the subject matter hereof.

Section 26. No  Partnership.  Nothing  herein  contained  shall be  deemed  or construed to create a partnership or joint venture between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS  WHEREOF,  the parties  hereto have caused  their names to be signed  hereto by their  respective  duly  authorized  officers as of the date first above written.

                                    EMC MORTGAGE CORPORATION

                                    By:
                                    Name:   Dana Dillard
                                    Title:   Senior Vice President

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                    INC.

                                    By:
                                    Name:  Baron Silverstein
                                    Title:  Vice President

                                     1-2

                                  EXHIBIT 1

                          CONTENTS OF MORTGAGE FILE

      With respect to each  Mortgage  Loan,  the Mortgage  File shall  include each of the following  items,  which shall be available for  inspection by the
Purchaser or its  designee,  and which shall be delivered to the  Purchaser or its designee pursuant to the terms of the Agreement.

      (a)   with respect to each Mortgage Loan:

            1.    The original  Mortgage Note,  endorsed  without  recourse in blank or to the order of the Indenture  Trustee and showing an unbroken  chain of  endorsements  from the  originator  thereof to the Person  endorsing it in blank or to the Indenture  Trustee,  or a lost note affidavit  together with a copy of the related Mortgage Note;

            2.    The original  Mortgage and, if the related  Mortgage Loan is a MOM Loan,  noting the presence of the MIN and language  indicating that such
Mortgage  Loan is a MOM  Loan,  which  shall  have  been  recorded  (or if the original is not available,  a copy), with evidence of such recording indicated
thereon (or if the original Security Instrument,  assignments to the Indenture
Trustee or  intervening  assignments  thereof which have been  delivered,  are being  delivered or will,  upon receipt of recording  information  relating to the  Security  Instrument  required to be included  thereon,  be  delivered to recording  offices for  recording  and have not been returned to the Seller in time to permit their  recording  as  specified in Section  2.01(b) of the Sale and Servicing Agreement, shall be in recordable form);

            3.    unless the Mortgage Loan is a MOM Loan, a certified  copy of the assignment (which may be in the form of a blanket  assignment if permitted in the  jurisdiction  in which the Mortgaged  Property is located) in blank or to  "Deutsche  Bank  National  Trust  Company,  as  Indenture  Trustee",  with evidence of recording  with respect to each  Mortgage  Loan in the name of the
Indenture  Trustee  thereon  (or  if (A)  the  original  Security  Instrument, assignments to the Indenture Trustee or intervening  assignments thereof which have been  delivered,  are being  delivered or will, upon receipt of recording information  relating  to the  Security  Instrument  required  to be  included thereon,  be delivered to recording  offices for  recording  and have not been returned  to the  Seller in time to permit  their  delivery  as  specified  in
Section 2.01(b) of the Sale and Servicing Agreement,  the Seller may deliver a true copy  thereof  with a  certification  by the Seller,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original,  which has been  transmitted  for  recording" or (B) the related
Mortgaged  Property is located in a state other than  Maryland  and an Opinion of Counsel has been  provided as set forth in Section  2.01(b) of the Sale and
Servicing Agreement, shall be in recordable form);

            4.    all intervening  assignments of the Security Instrument,  if applicable  and only to the extent  available to the Mortgage Loan Seller with evidence of recording thereon;

            5.    the  original  or a copy of the  policy  or  certificate  of primary mortgage guaranty insurance, to the extent available, if any;

            6.    the  original  or copy of the policy of title  insurance  or mortgagee's  certificate of title  insurance or commitment or binder for title insurance; and

            7.    originals of all modification agreements,  if applicable and available.

                                     2-2

                                  EXHIBIT 2

                      MORTGAGE LOAN SCHEDULE INFORMATION

      The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the city, state and zip code of the Mortgaged Property;

(c)   the property type;

(d)   the Mortgage Interest Rate;

(e)   the Servicing Fee Rate;

(f)   the Net Rate;

(g)   the original term to maturity;

(h)   the maturity date;

(i)   the stated remaining term to maturity;

(j)   the original principal balance;

(k)   the first payment date;

(l)   the Monthly Payment in effect as of the Cut-off Date;

(m)   the Cut-off Date Principal Balance;

(n)   the Loan-to-Value Ratio at origination;

(o)   the paid-through date of the Mortgage Loan;

(p)   the insurer of any Primary Mortgage Insurance Policy;

(q)   the Index and Gross Margin, if applicable;

(r)   the Maximum Lifetime Mortgage Rate, if applicable;

(s)   the Minimum Lifetime Mortgage Rate, if applicable;

(t)   the Adjustment Date frequency, if applicable; and

(u)   the number of days delinquent, if any.

Such schedule also shall set forth the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above for all of the
Mortgage Loans, the weighted average by principal balance as of the Cut-off
Date of each of the rates described under (e), (f) and (g) above for all of the Mortgage Loans, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date for all of the Mortgage Loans.

                                     3-1

                                  EXHIBIT 3

                      MORTGAGE LOAN SELLER'S INFORMATION

      All  information  in  the  Prospectus  Supplement  described  under  the following Sections:  "SUMMARY OF PROSPECTUS  SUPPLEMENT - The Mortgage Loans,"
"THE MORTGAGE POOL" and "SCHEDULE A - CERTAIN  CHARACTERISTICS OF THE MORTGAGE
LOANS."

                                     4-1

                                  EXHIBIT 4

                           PURCHASER'S INFORMATION

      All information in the Prospectus Supplement and the Prospectus,  except the Mortgage Loan Seller's Information.

                                     5-1

                                  EXHIBIT 5

                            SCHEDULE OF LOST NOTES

                            Available Upon Request

                                     6-1

                                  EXHIBIT 6

                      STANDARD & POOR'S LEVELS GLOSSARY,

                       VERSION 5.6 REVISED, APPENDIX E

        APPENDIX E: Standard & Poor's Predatory Lending Categorization

                                                          REVISED July 7, 2004

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws.
Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High
Cost by the industry.

                                                             Category under
                                                               Applicable
                                                             Anti-Predatory
  State/Jurisdiction            (1) Level 3 Name               Lending Law
--------------------------------------------------------------------------------

                       Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 30, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                     A-1

                                  SCHEDULE A

                   REQUIRED RATINGS FOR EACH CLASS OF NOTES

                                    Notes

                      Class                S&P/Moody's
                Class A-1........            AAA/Aaa
                Class A-2........            AAA/Aaa
                Class M-1........             AAA/NR
                Class M-2........             AA/NR
                Class B-1........              A/NR
                Class B-2........             BBB/NR

------------------------------------------------------------------------------
None of the above ratings has been lowered since the respective  dates of such letters.

                                     B-1

                                  SCHEDULE B

                            MORTGAGE LOAN SCHEDULE

                           [Provided upon request]